Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt
Debt

Outstanding long-term debt was as follows:

	December 31, 2017	December 31, 2016
Senior long-term debt:
Senior Secured Credit Facility (stated maturity dates April 2022 and April 2024 as of December 31, 2017; stated maturity dates June 2018, June 2019 and March 2021 as of December 31, 2016), net of discount	$1,625,344	$1,497,869
Senior Notes (stated maturity dates May 2025 as of December 31, 2017 and September 2019 as of December 31, 2016), net of discount	800,000	1,388,036
Total senior long-term debt	2,425,344	2,885,905
Other debt:
Lines of credit	42,195	47,833
Notes payable and other debt	593,268	421,040
Total senior and other debt	3,060,807	3,354,778
Capital lease obligations and sale-leaseback financings	139,758	144,646
Total long-term debt	3,200,565	3,499,424
Less: total unamortized deferred financing costs	105,299	42,184
Less: current portion of long-term debt	121,870	95,968
Long-term debt, less current portion	$2,973,396	$3,361,272

As of December 31, 2017, aggregate annual maturities of the senior and other debt, excluding capital lease obligations and sale-leaseback financings, were as follows:

December 31,	Senior and Other Debt
2018	$115,468
2019	103,894
2020	129,334
2021	138,316
2022	181,609
Thereafter	2,406,842
Total	3,075,463
Less: discount, net	(14,656)
Total senior and other debt	$3,060,807

Debt Refinancing

During the second quarter of 2017, the Company completed refinancing transactions that resulted in repayment of the previous senior credit facility and the redemption of the 9.250% Senior Notes due 2019 (the Senior Notes due 2019) (other than $250,000 in aggregate principal amount of the Senior Notes due 2019 that the Company exchanged on April 21, 2017 for substantially identical but non-redeemable notes issued under a new indenture (the Exchanged Notes)).

Senior Notes

On April 26, 2017, we completed an offering of $800,000 aggregate principal amount of 8.250% Senior Notes due 2025 (the Senior Notes due 2025).The Senior Notes due 2025 were issued at par and will mature on May 1, 2025. Interest on the Senior Notes due 2025 is payable semi-annually on May 1 and November 1, and the first interest payment date was November 1, 2017. We may redeem the Senior Notes due 2025, in whole or in part, at any time on or after May 1, 2020, at redemption prices starting at 106.188% of the principal amount thereof and decreasing from there each year thereafter until May 1, 2023, plus accrued and unpaid interest. From and after May 1, 2023, we may redeem all or part of the Senior Notes due 2025 at a redemption price of 100%, plus accrued and unpaid interest. We may also redeem up to 40% of the Senior Notes due 2025 using the proceeds of certain equity offerings completed before May 1, 2020, at a redemption price equal to 108.250% of the principal amount thereof, plus accrued and unpaid interest. In addition, at any time prior to May 1, 2020, we may redeem the Senior Notes due 2025, in whole or in part, at a price equal to 100% of the principal amount, plus a ‘‘make-whole’’ premium, plus accrued and unpaid interest.

On April 28, 2017, the Company elected to redeem all of its outstanding Senior Notes due 2019 (other than the Exchanged Notes) and on May 31, 2017 (the Redemption Date), the Senior Notes due 2019 (other than the Exchanged Notes) were redeemed. As described further below, the Exchanged Notes were redeemed on August 11, 2017. The aggregate principal amount outstanding of the Senior Notes due 2019 (excluding the Exchanged Notes) was $1,125,443. The redemption price for the Senior Notes due 2019 that were redeemed was equal to 104.625% of the principal amount thereof, for a total redemption price of $1,177,495, plus accrued and unpaid interest and special interest to the Redemption Date, for an aggregate payment to holders of the Senior Notes of $1,205,630. As of December 31, 2017, the outstanding balance of our senior notes was $800,000, which consisted entirely of the Senior Notes due 2025. As of December 31, 2016, the outstanding balance under our Senior Notes due 2019 was $1,388,036, net of a debt discount.

Senior Secured Credit Facility

Substantially concurrently with the issuance of the Senior Notes due 2025, we consummated a refinancing of our Senior Secured Credit Facility by means of an amendment and restatement of the existing amended and restated credit agreement (the Second Amended and Restated Credit Agreement) to provide a new revolving credit facility of $385,000 maturing in April 2022 (the Revolving Credit Facility) and a new syndicated term loan of $1,600,000 maturing in April 2024 (the 2024 Term Loan). The old senior credit facility was fully repaid, and that repayment amount is included in Payments on long-term debt in the Consolidated Statement of Cash Flows for the year ended December 31, 2017, with the exception of approximately $283,000 of loan principal related to the old term loan that was rolled over by certain lenders into the 2024 Term Loan. Accordingly, that rollover amount was a non-cash transaction.

As a subfacility under the Revolving Credit Facility, the Second Amended and Restated Credit Agreement provides for letter of credit commitments in the aggregate amount of $141,000. The Second Amended and Restated Credit Agreement also provides, subject to the satisfaction of certain conditions, for incremental revolving and term loan facilities, at the request of the Company, not to exceed $300,000 plus additional amounts so long as both immediately before and after giving effect to such incremental facilities the Company’s Consolidated Senior Secured Debt to Consolidated EBITDA ratio, as defined in the Second Amended and Restated Credit Agreement, on a pro forma basis, does not exceed 2.75x.

The maturity date for the Revolving Credit Facility is April 26, 2022 and the maturity date for the 2024 Term Loan is April 26, 2024. The Revolving Credit Facility bears interest at a per annum interest rate, at the option of the Borrower, at either the LIBOR rate or the Alternate Base Rate (ABR) rate plus an applicable margin of 3.75% per annum or 3.50% per annum for LIBOR rate loans, and 2.75% per annum or 2.50% per annum for ABR rate loans, in each case, based on the Company’s Consolidated Total Debt to Consolidated EBITDA ratio, as defined in the Second Amended and Restated Credit Agreement. As of December 31, 2017, the Revolving Credit Facility had an outstanding balance of $52,000.

The 2024 Term Loan bears interest at a per annum rate, at the option of the Borrower, at either the LIBOR rate or the ABR rate plus an applicable margin of 4.50% per annum or 4.25% per annum for LIBOR rate loans, and 3.50% per annum or 3.25% per annum for ABR rate loans, in each case, based on the Company’s Consolidated Total Debt to Consolidated EBITDA ratio. As of December 31, 2017, all loans outstanding under the 2024 Term Loan were LIBOR loans and had a total interest rate of 6.07%. A discount equal to 1% of the 2024 Term Loan's original principal amount, or $16,000, was paid at issuance and will be amortized to interest expense over the term of the loan. The 2024 Term Loan amortizes at an annual amount equal to 1% of the original principal amount of the 2024 Term Loan, which annual amount is payable in quarterly payments, with the remaining unpaid principal amount payable on the maturity date. Quarterly principal payments on the 2024 Term Loan commenced June 30, 2017. On or prior to October 26, 2017, except for prepayments made from transactions expressly permitted, the 2024 Term Loan could have been prepaid at price equal to 101% of the principal amount prepaid. After October 26, 2017, the 2024 Term Loan can be prepaid at price equal to 100% of the principal amount prepaid. As of December 31, 2017, the 2024 Term Loan had an outstanding balance of $1,573,344. As discussed in Note 25, Subsequent Events, on February 1, 2018 we amended our Senior Secured Credit Facility to reduce the interest rate on the 2024 Term Loan by 100 basis points, from 4.50% to 3.50% for LIBOR term loans, and 3.50% to 2.50% for ABR term loans.

Laureate Education, Inc. is the borrower under our Senior Secured Credit Facility. All of Laureate’s required United States legal entities, excluding Walden University, LLC (Walden), Kendall, NewSchool of Architecture and Design (NewSchool), National Hispanic University (NHU) and St. Augustine, are guarantors of the Senior Secured Credit Facility, and all of the guarantors’ assets, both real and intangible, are pledged as collateral. Certain Walden assets are also pledged as collateral, including all of Walden’s United States receivables other than Title IV student loans, all of its copyrights, patents, and trademarks. As of December 31, 2017 and 2016, the carrying value of the Walden receivables and intangibles pledged as collateral was $411,411 and $409,971, respectively. Additionally, not more than 65% of the shares held directly by United States guarantors in non-domestic subsidiaries are pledged as collateral.

Estimated Fair Value of Debt

The estimated fair value of our debt was determined using observable market prices, as the majority of our securities, including the Senior Secured Credit Facility and the Senior Notes due 2025, are traded in a brokered market, as were the Senior Notes due 2019 prior to their redemption. The fair value of our remaining debt instruments approximates carrying value based on their terms. As of December 31, 2017 and December 31, 2016, our long-term debt was classified as Level 2 within the fair value hierarchy, based on the frequency and volume of trading in the brokered market. The estimated fair value of our debt was as follows:

	December 31, 2017		December 31, 2016
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Total senior and other debt	$3,060,807	$3,117,437	$3,354,778	$3,382,186

Senior Notes due 2019 - Note Exchange Transaction

On April 15, 2016, Laureate entered into separate, privately negotiated note exchange agreements (the Note Exchange Agreements) with certain existing holders (the Existing Holders) of the Senior Notes due 2019 pursuant to which we agreed to exchange (the Note Exchange) $250,000 in aggregate principal amount of Senior Notes due 2019 for shares of the Company's Class A common stock. The exchange was to be completed within one year and one day after the consummation of an initial public offering of our common stock that generates gross proceeds of at least $400,000 or 10% of the equity value of the Company (a Qualified Public Offering). As discussed in Note 1, Description of Business, on February 6, 2017, the Company completed an initial public offering of its Class A common stock at a price per share of $14.00 that qualified as a Qualified Public Offering.

On August 2, 2017, we sent notices to the holders of these notes indicating that the closing of the exchange contemplated by the Note Exchange Agreements would be consummated on Friday, August 11, 2017. On August 11, 2017, Laureate issued 18,683 shares of Class A common stock, which was equal to 104.625% of the aggregate principal amount of Senior Notes due 2019 to be exchanged, or $261,600, divided by $14.00, the initial public offering price per share of Class A common stock in the Qualified Public Offering. Upon completion of the Note Exchange, the Company also paid approximately $11,100 to the exchanging holders, an amount equal to the interest and special interest accrued with respect to the Exchanged Notes to, but excluding, the date of consummation of the Note Exchange. Shares of our Class A common stock issued in the Note Exchange are listed on the Nasdaq Global Select Market.

The Note Exchange Agreements also provided that, within 60 days after the consummation of a Qualified Public Offering, at the option of the Existing Holders or their transferees, we would repurchase up to an additional $62,500 aggregate principal amount of Senior Notes due 2019 at the redemption price set forth in Section 3.07 of the indenture governing the Senior Notes due 2019 that is applicable as of the date of pricing of the Qualified Public Offering, plus accrued and unpaid interest and special interest. On March 1, 2017, in accordance with the terms of the Note Exchange Agreements, we repurchased Senior Notes due 2019 with an aggregate principal amount of $22,556 at a repurchase price of 104.625% of the aggregate principal amount, for a total payment of $23,599; the difference was recognized as Loss on debt extinguishment along with the portion of unamortized debt issuance costs that were written off.

Certain Covenants

As of December 31, 2017, our senior long-term debt contained certain negative covenants including, among others: (1) limitations on additional indebtedness; (2) limitations on dividends; (3) limitations on asset sales, including the sale of ownership interests in subsidiaries and sale-leaseback transactions; and (4) limitations on liens, guarantees, loans or investments. The Second Amended and Restated Credit Agreement provides, solely with respect to the Revolving Credit Facility, that the Company shall not permit its Consolidated Senior Secured Debt to Consolidated EBITDA ratio, as defined in the Second Amended and Restated Credit Agreement, to exceed 4.50x as of the last day of each quarter ending June 30, 2017 through September 30, 2017, 3.75x as of the last day of each quarter ending December 31, 2017 through March 31, 2018, and 3.50x as of the last day of each quarter ending June 30, 2018 and thereafter. However, the agreement also provides that if (i) the Company’s Consolidated Total Debt to Consolidated EBITDA ratio, as defined in the Second Amended and Restated Credit Agreement, is not greater than 4.75x as of such date and (ii) less than 25% of the Revolving Credit Facility is utilized as of that date, then such financial covenant shall not apply. As of December 31, 2017, these conditions were satisfied and, therefore, we were not subject to the leverage ratio covenant. In addition, notes payable at some of our locations contain financial maintenance covenants.

Debt Modification and Loss on Debt Extinguishment

As a result of the refinancing transactions and the note exchange transaction described above, Laureate recorded a Loss on debt extinguishment of $8,392 during the year ended December 31, 2017 related primarily to the write off of unamortized deferred financing costs associated with certain lenders that did not participate in the new debt instruments. In addition, approximately $22,800 was charged to General and administrative expenses related to new third-party costs paid in connection with the portion of the refinancing transactions that was deemed to be a modification. Also in connection with the refinancing transactions, approximately $70,800 of new deferred financing costs were capitalized, which related primarily to the excess of the redemption price over the principal amount of the Senior Notes due 2019 that were redeemed and the call premium that applied to a portion of the repaid senior credit facilities.

During the year ended December 31, 2016, Laureate recorded a Loss on debt extinguishment of $17,363. In connection with the Note Exchange Agreements in the second quarter of 2016, we recorded a Loss on debt extinguishment of $1,681 related to the write off of unamortized deferred financing costs and discount. In connection with the Fifth Amendment to the Amended and Restated Credit Agreement, in the third quarter of 2016 we recorded a Loss on debt extinguishment of $15,682 related to the write off of unamortized deferred financing costs.

During the year ended December 31, 2015, Laureate recorded a Loss on debt extinguishment of $1,263, of which $932 was related to mortgage breakage fees paid as a part of the Swiss sale-leaseback transaction discussed in Note 5, Dispositions and Asset Sales, and $331 which was related to the July 2015 extension of the maturity date for the revolving line of credit facility under the Senior Secured Credit Facility, as discussed above.

Debt Issuance Costs

Amortization of debt issuance costs and accretion of debt discounts that are recorded in Interest expense in the Consolidated Statements of Operations totaled approximately $14,100, $23,100 and $25,200 for the years ended December 31, 2017, 2016 and 2015, respectively. During the years ended December 31, 2017, 2016 and 2015, we paid and capitalized a total of $81,097, $11,559 and $11,942, respectively, in debt issuance costs. Certain unamortized debt issuance costs were written off in 2017, 2016 and 2015 in connection with debt agreement amendments as discussed above. As of December 31, 2017 and 2016, our unamortized debt issuance costs were $105,299 and $42,184, respectively.

Currency and Interest Rate Swaps

The interest and principal payments for Laureate’s senior long-term debt arrangements are to be paid primarily in USD. Our ability to make debt service payments is subject to fluctuations in the value of the USD relative to foreign currencies, because a majority of our operating cash used to make these payments is generated by subsidiaries with functional currencies other than USD. As part of our overall risk management policies, Laureate has entered into foreign currency swap contracts and interest rate swap contracts. See also Note 15, Derivative Instruments.

Other Debt

Lines of Credit

Individual Laureate subsidiaries have the ability to borrow pursuant to unsecured lines of credit and similar short-term borrowing arrangements (collectively, lines of credit). The lines of credit are available for working capital purposes and enable us to borrow for and repay until those lines mature.

Interest rates on our lines of credit ranged from 6.50% to 9.51% at December 31, 2017, and 6.50% to 9.51% at December 31, 2016. Our weighted-average short-term borrowing rate was 7.97% and 7.97% at December 31, 2017 and 2016, respectively.

Laureate’s aggregate lines of credit (outstanding balances plus available borrowing capacity) were $88,138 and $104,546 as of December 31, 2017 and 2016, respectively. At December 31, 2017 and 2016, the aggregate outstanding balances on our lines of credit were $42,195 and $47,833, respectively. Accordingly, the available borrowing capacity under our lines of credit was $45,943 and $56,713 at December 31, 2017 and 2016, respectively.

Notes Payable

Notes payable include mortgages payable that are secured by certain fixed assets. The notes payable have varying maturity dates and repayment terms through 2028. These loans contain certain financial maintenance covenants and Laureate is in compliance with these covenants. Interest rates on notes payable ranged from 3.96% to 10.79% and 3.25% to 18.53% at December 31, 2017 and 2016, respectively.

On May 12, 2016, two outstanding loans at Universidad del Valle de México (UVM Mexico) that originated in 2007 and 2012 and were both scheduled to mature in May 2021 were refinanced and combined into one loan. The maturity date of the combined loan was extended to May 15, 2023. Principal repayments were suspended until May 15, 2018. The new refinanced loan carries a variable interest rate based on the 28-day Mexican Interbanking Offer Rate (TIIE), plus the applicable margin. The applicable margin for the interest calculation is established based on the ratio of debt to EBITDA, as defined in the agreement. Interest is paid monthly commencing on May 15, 2016. The outstanding balance of the loan on May 12, 2016 was MXN 2,224,600 (US $120,527 at that date). As of December 31, 2017, the interest rate on the loan was 10.72% and the outstanding balance on the loan was $112,625. As of December 31, 2016, the interest rate on the loan was 8.94% and the outstanding balance on the loan was $107,793.

In addition to the loans above, in August 2015, UVM Mexico entered into an agreement with a bank for a loan of MXN 1,300,000 (approximately US $79,000 at the time of the loan). The loan carried a variable interest rate based on TIIE plus an applicable margin (8.09% at December 31, 2016) and was scheduled to mature in August 2020. As of December 31, 2016 the outstanding balance of this loan was $62,992. During December 2017, this loan was paid in full and a new loan in the amount of MXN 1,700,000 (approximately US $89,000 at the time of the loan) was obtained. The new loan matures in December 2023 and carries a variable interest rate based on TIIE, plus an applicable margin, which is established based on the ratio of debt to EBITDA, as defined in the agreement (10.02% as of December 31, 2017). Payments on the loan are deferred until December 2018, at which time quarterly principal payments are due, beginning at MXN 42,500 (US $2,152 at December 31, 2017) and increasing over the term of the loan to MXN 76,500 (US $3,873 at December 31, 2017), with a balloon payment of MXN 425,000 (US $21,516 at December 31, 2017) due at maturity. As of December 31, 2017, the outstanding balance of this loan was $86,065.

The Company has also obtained financing to fund the construction of two new campuses at one of our institutions in Peru, Universidad Peruana de Ciencias Aplicadas. As of December 31, 2017 and 2016, the loans had an outstanding balance of $42,195 and $47,833, respectively, and a weighted average interest rate of 7.97% and 7.97%, respectively. These loans have varying maturity dates with the final payment due in October 2022. As of December 31, 2017 and 2016, $19,162 and $22,365, respectively, of the outstanding balances on the loans were payable to an institutional investor that is a minority shareholder of Laureate.

Laureate has outstanding notes payable at Universidad Privada del Norte (UPN), one of our institutions in Peru. These loans all have interest rates ranging from 7.85% to 8.70% and varying maturity dates through December 2024. As of December 31, 2017 and 2016, these loans had a balance of $38,641 and $44,452, respectively.

On December 22, 2017, a Laureate subsidiary in Peru entered into an agreement to borrow PEN 247,500 (approximately US $76,000 at the agreement date). The loan bears interest at a fixed rate of 6.62% per annum and matures in December 2022. Quarterly payments in the amount of PEN 9,281 (US $2,864 at December 31, 2017) are due from March 2018 through December 2019. The quarterly payments increase to PEN 14,438 (US $4,455 at December 31, 2017) in March 2020 through the loan's maturity in December 2022. As of December 31, 2017, no payments have been made on this loan and it had a balance of $76,365.

Laureate has outstanding notes payable at a real estate subsidiary in Chile. As of December 31, 2017 and 2016, the outstanding balance on the loans was $67,120 and $62,695, respectively. The interest rates on these loans range from 3.96% to 6.89% per annum as of December 31, 2017 and from 4.80% to 8.08% per annum as of December 31, 2016. These notes are repayable in installments with the final installment due in August 2028.

On December 20, 2013, Laureate acquired THINK and financed a portion of the purchase price by borrowing AUD 45,000 (US $34,749 at December 31, 2017) under a syndicated facility agreement in the form of two term loans of AUD 22,500 each. The syndicated facility agreement also provided for additional borrowings of up to AUD 20,000 (US $15,444 at December 31, 2017) under a capital expenditure facility and a working capital facility. The first term loan (Facility A) had a term of five years and principal was payable in quarterly installments of AUD 1,125 (US $869 at December 31, 2017) beginning on March 31, 2014. The second term loan (Facility B) had a term of five years and the total principal balance of AUD 22,500 was payable at its maturity date of December 20, 2018. In June 2016, these loan facilities were amended and restated. As a result of this amendment and a repayment of AUD 11,000 (approximately US $8,100 at the date of payment), Facility A was amended to be a term loan of AUD 10,000 (US $7,722 at December 31, 2017), and principal is repayable in quarterly installments of AUD 833 (US $643 at December 31, 2017) beginning on September 30, 2016. Facility A bears interest at a variable rate plus a margin of 2.50%, and the final balance is payable at its maturity date of December 20, 2018. Facility B was amended to be a revolving facility of up to AUD 15,000 (US $11,583 at December 31, 2017) and any balance outstanding is repayable at its maturity date of December 20, 2018. Facility B bears interest at a variable rate plus a margin of 2.75%. The capital expenditure facility and working capital facility provided for total additional borrowings of up to AUD 15,000 (US $11,583 at December 31, 2017). In October 2017, these loan facilities were further amended to provide the lender a security interest in all of the assets of Laureate's Australian operations. In addition, Facility A was converted from a term loan to a loan with a balloon payment due at maturity. As of December 31, 2017, the interest rates on Facility A and Facility B were 4.25% and 4.50%, respectively, and as of December 31, 2016, the interest rates on Facility A and Facility B were 4.29% and 4.55%, respectively. As of December 31, 2017 and 2016, $16,087 and $16,753, respectively, was outstanding under these loan facilities.

Laureate acquired FMU on September 12, 2014 and financed a portion of the purchase price by borrowing amounts under two loans that totaled BRL 259,139 (approximately US $110,310 at the borrowing date). The loans require semi-annual principal payments beginning at BRL 6,478 in October 2014 and increasing to a maximum of BRL 22,027 beginning in October 2017 and continuing through their maturity dates in April 2021. As of December 31, 2017 and 2016, the outstanding balance of these loans was $46,438 and $59,841, respectively. Both loans mature on April 15, 2021 and bear interest at an annual variable rate of CDI plus 3.7% (approximately 10.6% and 17% at December 31, 2017 and 2016, respectively).

On December 20, 2017, a Laureate subsidiary in Brazil entered into an agreement to borrow BRL 360,000 (approximately US $110,000 at the time of the loan). The loan is collateralized by real estate and certain trade receivables in Brazil. The loan bears interest at an annual variable rate of CDI plus 2.55% per annum (9.44% at December 31, 2017) and matures on December 25, 2022. Quarterly payments in the amount of BRL 13,500 (US $4,065 at December 31, 2017) are due from March 2019 through December 2019, at which point the quarterly payments increase to BRL 22,500 (US $6,777 at December 31, 2017) from March 2020 through December 2020, then to BRL 27,000 (US $8,132 at December 31, 2017) from March 2021 through maturity in December 2022. As of December 31, 2017, no payments have been made on this loan and it had a balance of $108,424.

Capital Lease Obligations and Sale-Leaseback Financings

Capital leases and sale-leaseback financings, primarily relating to real estate obligations, are included in debt and have been recorded using interest rates ranging from 1.00% to 42.87%. During 2017 and 2016, we had additions to assets and liabilities recorded as sale-leaseback financings and build-to-suit arrangements of $8,788 and $9,712, respectively. We had assets under capital leases and sale-leaseback financings, net of accumulated amortization, of $101,189 and $108,351 at December 31, 2017 and 2016, respectively. As of December 31, 2017 a portion of the capital lease assets are recorded in assets held for sale; see Note 3, Discontinued Operations. The amortization expense for capital lease assets is recorded in Depreciation and amortization expense.

The aggregate maturities of our total future value and present value of the minimum capital lease payments and payments related to sale-leaseback financings at December 31, 2017 were as follows:

	Future Value of Payments	Interest	Present Value of Payments
2018	$24,262	$17,860	$6,402
2019	33,559	17,723	15,836
2020	23,785	16,776	7,009
2021	28,372	15,270	13,102
2022	28,784	13,511	15,273
Thereafter	116,037	33,901	82,136
Total	$254,799	$115,041	$139,758